Allstate Life Insurance Company
Allstate Life Insurance Company of New York

ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY B SERIES (“B SERIES”)
ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY L SERIES (“L SERIES”)
ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY X SERIES (“X SERIES”)

Supplement dated July 16, 2010
To Allstate Life Insurance Company
Prospectus dated May 1, 2010

Supplement dated July 16, 2010
To Allstate Life Insurance Company of New York
Prospectus dated May 1, 2009, as supplemented

This Supplement should be read and retained with the current Prospectus for your annuity.  This Supplement is intended to update certain information in the Prospectus for the variable annuity you own, and is not intended to be a prospectus or offer for any other variable annuity listed here that you do not own.  If you would like another copy of the current Prospectus, please call us at 1-866-695-2647 (or if your annuity is issued in New York, please call 1-877-234-8688).

We are issuing this supplement to announce the addition of two sub-advisors to the AST Academic Strategies Asset Allocation Portfolio effective on or about July 16, 2010.  Those sub-advisors are AQR Capital Management, LLC and CNH Partners, LLC.  We also announce that effective on or about July 16, 2010, Deutsche Investment Management Americas, Inc. will be replaced as sub-advisor to the AST Value Portfolio by BlackRock Investment Management, LLC.  We also announce that, contingent on shareholder approval of the subadvisory arrangements with  Prudential Investment Management, Inc. (PIM), on or about September 13, 2010, PIMCO will be replaced as sub-advisor to the AST High Yield Portfolio by J.P. Morgan Investment Management, Inc. and PIM.

In addition, we make certain other changes to the prospectuses, as indicated below.

OTHER CHANGES:

1.
Allstate Life prospectus only.  In the Section entitled "Death Benefit - Combination 5% Roll-Up and Highest Anniversary Value Death Benefit", we delete from the sub-section beginning with "Key Terms" the definition for Death Benefit Target Date for the Highest Anniversary Value Death Benefit.  In addition, we revise the “Key Terms” heading to read as follows: “Key Terms Used with the Combination 5% Roll-up and Highest Anniversary Value Death Benefit.”

2.	Allstate Life of New York prospectus only. In the Section entitled "Death Benefit - Highest Anniversary Value Death Benefit", we revise the definition of Death Benefit Target Date to read as follows:

The Death Benefit Target Date for the Highest Anniversary Value Death Benefit is the later of (i) the Annuity anniversary on or next following the 80th birthday of the current Owner, the oldest of either joint Owner, or the Annuitant, if entity owned or (ii) the fifth Annuity anniversary after the date on which that Death Benefit was added to the Annuity.

As indicated immediately below, we announce limitations on the kinds of owners that can own an Annuity or add an optional living benefit or death benefit to an existing Annuity.

3.	OWNER RESTRICTIONS

In the section entitled “Purchasing Your Annuity – What Are Our Requirements For Purchasing The Annuity? – Initial Purchase Payment”, we add the following to the end of the paragraph entitled “Speculative Investing”:

Currently, we will not permit changes in ownership or assignments for certain ownership types, including but not limited to: corporations, partnerships and endowments.  Further, we will only allow changes of ownership and/or permit assignments to certain ownership types if the funds within the Annuity are exclusively for the benefit of the designated annuitant. These rules are subject to state law. Additionally, we will not permit election or re-election of any optional death benefit or optional living benefit by certain ownership types.  We reserve the right to further limit, restrict and/or change these rules in the future, to the extent permitted by state law.  Further, please be aware that we do not provide administration for employer-sponsored plans and may also limit the number of plan participants that elect to use our Annuity as a funding vehicle.

Allstate Life Insurance Company

ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY B SERIES (“B SERIES”)
ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY L SERIES (“L SERIES”)
ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY X SERIES (“X SERIES”)

Supplement dated July 16, 2010
To Prospectus dated May 1, 2010

This supplement should be read and retained with the prospectus for your Annuity.  If you would like another copy of the current Prospectus, please call us at 1-866-695-2647.  This supplement provides additional information about the operation of the pre-determined mathematical formula for TrueAccumulation® – Highest Daily (TrueAccumulation).

The following provides additional information with regard to the portion of the TrueAccumulation prospectus section entitled “Living Benefits - Key Feature – Allocation of Account Value” that discusses how the pre-determined mathematical formula works.  As indicated, the disclosure below applies whether or not the optional 90% cap feature is elected.

Under the TrueAccumulation formula, we will transfer Account Value between the "permitted Sub-accounts" and a bond portfolio Sub-account (AST bond portfolio Sub-account) when dictated by the pre-determined mathematical formula.  In general, on each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to each guarantee that is outstanding, based on the guarantees provided under the benefit.  If you have elected the 90% cap feature, these transfers are limited by the 90% cap.  Whether you have elected the 90% cap or not, the formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value.    Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account.  In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the “Projected Future Guarantee.”  The “Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for withdrawals, additional purchase payments, and any Credits as described in the section of the prospectus concerning TrueAccumulation)  within the current benefit year that would result in a new guarantee.  For the Projected Future Guarantee, the assumed guarantee period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the rider.  As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account.  We only calculate a Projected Future Guarantee if the assumed guarantee period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

In light of the above, you should read our existing prospectus disclosures about TrueAccumulation with the following in mind: (a) when the pre-determined mathematical formula performs an analysis with respect to each outstanding guarantee, it includes within that analysis the Projected Future Guarantee and (b) as such, the factors that impact the amount transferred under the formula apply to the Projected Future Guarantee to the same extent as they apply to the Guarantee Amount(s).